Exhibit 10.17

CONFORMED COPY

SUPPLEMENTAL AGREEMENT

DATED 9 MAY, 2006

BETWEEN

KABEL DEUTSCHLAND GMBH

AND

THE ROYAL BANK OF SCOTLAND plc

as Senior Agent and Security Agent

and others

relating to a Priority Agreement

dated 29th March, 2004

(as amended and restated pursuant to a supplemental agreement dated 27th May, 2004 and as further amended and restated pursuant to a supplemental agreement dated 1st July, 2004)

ALLEN & OVERY LLP

LONDON

CONTENTS

Clause		Page

1.	Interpretation	2
2.	Amendments	2
3.	Accession	2
4.	Release of Bridge Agent	2
5.	Miscellaneous	3
6.	Governing law	3

Schedules

1.	Senior Creditors	4
2.	Hedging Banks	5
3.	Investors	6
4.	Restated Priority Agreement	7

Signatories		8

THIS AGREEMENT is dated 9 May, 2006

BETWEEN:

(1)                                  KABEL DEUTSCHLAND GmbH (registered in the commercial register (Handelsregister) kept at the local court (Amtsgericht) of Munich under number HRB 145837) (KDG);

(2)                                  KABEL DEUTSCHLAND VERTRIEB & SERVICE GmbH & Co. KG ( registered in the commercial register (Handelsregister) kept at the local court (Amtsgericht) of Munich under number HRA 83902) (Regco);

(3)                                  THE PERSONS named in Schedule 1 (Senior Creditors) as Senior Creditors (the New Senior Creditors);

(4)                                  THE PERSONS named in Schedule 2 (Hedging Banks) as Hedging Banks;

(5)                                  THE PERSONS (if any) named in Schedule 3 (Investors) as Investors;

(6)                                  LAW DEBENTURE TRUST COMPANY OF NEW YORK in its capacity as Notes Trustee (the Notes Trustee);

(7)                                  DEUTSCHE BANK AG LONDON as Bridge Agent; and

(8)                                  THE ROYAL BANK OF SCOTLAND plc as Senior Agent and Security Agent.

BACKGROUND:

(A)                              This Agreement is supplemental to and amends a priority agreement dated 29th March, 2004 (as amended and restated pursuant to a supplemental agreement dated 27th May, 2004 and as further amended and restated pursuant to a supplemental agreement dated 1st July, 2004) between, among others, KDG and Deutsche Bank AG London (the Original Priority Agreement).

(B)                                The Parties to this Agreement acknowledge that with effect from the Effective Time (as defined below):

(i)                                      the former security agent, Deutsche Bank AG London has resigned as Security Agent and that The Royal Bank of Scotland plc has assumed the position of the Security Agent;

(ii)                                 all outstandings under the Senior Facilities Agreement (as defined in the Original Priority Agreement) have been discharged in full;

(iii)                               all Security (as defined in the Original Priority Agreement) has been released and this release will be in full force and effect at the Effective Time; and

(iv)                               new Security Documents in relation to the Security (as defined in the Amended Priority Agreement) will be entered into by the Effective Time.

(C)                                The New Senior Creditors have agreed to accede to the Amended Priority Agreement as Senor Creditors.

(D)                               The Parties to this Agreement agree that the Bridge Debt has been irrevocably paid and discharged in full prior to the date of this Agreement and the Bridge Agent is party to this

Agreement to acknowledge such agreement and to be released from its obligations under the Amended Priority Agreement.

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

(a)                                  In this Agreement:

Amended Priority Agreement means the Original Priority Agreement as amended and restated by this Agreement;

Effective Time means the time of the first Utilisation under the Senior Facilities Agreement; and.

Senior Facilities Agreement means the senior facilities agreement dated 13th March 2006 between, among others, KDG, RegCo, the New Senior Creditors, the Senior Agent and the Security Agent providing for credit facilities aggregating €1,350,000,000.

(b)                                 Capitalised terms defined in the Priority Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

1.2                               Construction

The principles of construction set out in the Priority Agreement will have effect as if set out in this Agreement.

2.                                      AMENDMENTS

Subject as set out below, the Priority Agreement will be amended from the Effective Time so that it reads as if it were restated in the form set out in Schedule 4 (Restated Priority Agreement).

3.                                      ACCESSION

(a)                                  Each Senior Creditor agrees that on and from the Effective Time each of them is party to and bound by the terms of the Amended Priority Agreement, having the rights and obligations set out therein in respect of a Senior Creditor.

(b)                                 The address for notices for each New Senior Creditor for the purposes of Clause 24 (Notices) of the Priority Agreement are those communicated to the Senior Agent by the relevant New Senior Creditor prior to the date of this Agreement.

4.                                      RELEASE OF BRIDGE AGENT

The parties to this agreement hereby confirm that the Bridge Discharge Date has occurred and that the Bridge Agent shall cease to have any continuing obligation to any other person under or in connection with the Amended Priority Agreement and shall cease to be a party to the Amended Priority Agreement and the Amended Priority Agreement shall terminate as regards the Bridge Agent.

5.                                      MISCELLANEOUS

(a)                                  Each of this Agreement and the Amended Priority Agreement, as amended and restated by this Agreement is a Senior Finance Document.

(b)                                 Subject to the terms of this Agreement, the Priority Agreement will remain in full force and effect and, from the Effective Time, the Priority Agreement and this Agreement will be read and construed as one document.

6.                                      GOVERNING LAW

This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

SENIOR CREDITORS

The Royal Bank of Scotland plc

Deutsche Bank AG London Branch

Goldman Sachs Credit Partners L.P.

JPMorgan Chase Bank, N.A.

SCHEDULE 2

HEDGING BANKS

Goldman Sachs International

Morgan Stanley Capital Services Inc.

Société Générale

Cooperatieve Centraleraiffeisen-Boerenleenbank B.A.

The Royal Bank of Scotland plc

ABN AMRO Bank N.V.

Deutsche Bank AG, London

HSBC Bank plc

Calyon

SCHEDULE 3

INVESTORS

None

SCHEDULE 4

RESTATED PRIORITY AGREEMENT

SIGNATORIES

KDG

KABEL DEUTSCHLAND GMBH

By:	PAUL THOMASON	RAINER WITTENBERG

	MANAGING DIRECTOR	MANAGING DIRECTOR

Regco

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

By:	PAUL THOMASON	RAINER WITTENBERG

	MANAGING DIRECTOR	MANAGING DIRECTOR

New Senior Creditors

THE ROYAL BANK OF SCOTLAND PLC

By:	KIERAN P. RYAN

DEUTSCHE BANK AG LONDON BRANCH

By:	STEPHEN PITTS	JURGEN STEIN

	MANAGING DIRECTOR	VICE PRESIDENT

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	TIM FLYNN

MANAGING DIRECTOR

JPMORGAN CHASE BANK, N.A.

By:	S OLSEN

Hedging Banks

GOLDMAN SACHS INTERNATIONAL

By:	TIM FLYNN

MANAGING DIRECTOR

MORGAN STANLEY CAPITAL SERVICES INC.

By:	RENATA C. MULDER

SOCIÉTÉ GÉNÉRALE

By:	FREDERIC DESCLAUX

CO-HEAD OF FIXED INCOME AND DERICATIVES (DEBT FINANCE)

COOPERATIEVE CENTRALERAIFFEISEN-BOERENLEENBANK B.A.

By:	ED SMITH	ALEXANDER GELDERMAN

	MANAGING DIRECTOR	SENIOR VICE PRESIDENT

THE ROYAL BANK OF SCOTLAND PLC

By:	KIERAN P.RYAN

BNP PARIBAS S.A. as successor to
ABN AMRO BANK N.V.

By:	JAMES COILEY	ANNIKA LINDQUIST

DEUTSCHE BANK AG, LONDON

By:	NATHAN TOWNSEND	D.C. WITTER

HSBC BANK PLC

By:	PAUL R. WOODHOUSE

CALYON

By:	DAVID POUISANT	T. ROSSET

	DIRECTOR	ASSOCIATE DIRECTOR

Notes Trustee

LAW DEBENTURE TRUST COMPANY OF NEW YORK

By:	PATRICK J. HEALY

VICE PRESIDENT

Bridge Agent

DEUTSCHE BANK AG LONDON BRANCH

By:	STEPHEN PITTS	JURGEN STEIN

	MANAGING DIRECTOR	VICE PRESIDENT

Senior Agent

THE ROYAL BANK OF SCOTLAND plc

By:	KIERAN P. RYAN

Security Agent

THE ROYAL BANK OF SCOTLAND plc

BY:	KIERAN P. RYAN